File No. 811-09703

 As filed with the Securities and Exchange Commission on February 17, 2000


                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-2

          |X| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                ACT OF 1940


                            BCT SUBSIDIARY INC.
             (Exact Name of Registrant as Specified in Charter)

                              345 PARK AVENUE
                          NEW YORK, NEW YORK 10154
            (Address of Principal Executive Offices) (Zip Code)

                               (212) 754-5560
            (Registrant's Telephone Number, including Area Code)


                      RALPH L. SCHLOSSTEIN, PRESIDENT
                            BCT SUBSIDIARY INC.
                              345 PARK AVENUE
                          NEW YORK, NEW YORK 10154
                  (Name and Address of Agent for Service)


                             ------------------



                                 Copies to:
                           RICHARD T. PRINS, ESQ.
                  SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             FOUR TIMES SQUARE
                          NEW YORK, NEW YORK 10036


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

                            BCT SUBSIDIARY INC.

                                  FORM N-2
                           CROSS REFERENCE SHEET



    Part A
   Item No.                         Caption                     Prospectus Caption
   ---------                        -------                     ------------------
      1.        Cover Page..................................... Not Applicable
      2.        Inside Front and Outside Back Cover Page....... Not Applicable
      3.        Fee Table and Synopsis......................... Fee Table and Synopsis;
                                                                Expense Information
      4.        Financial Highlights........................... Not Applicable
      5.        Plan of Distribution........................... Not Applicable
      6.        Selling Shareholders........................... Not Applicable
      7.        Use of Proceeds................................ Not Applicable
      8.        General Description of the Registrant.......... General Description of the
                                                                Registrant; General;
                                                                Investment Objectives and
                                                                Policies; Risk Factors
      9.        Management..................................... Management; General
                                                                Description of the Registrant;
                                                                General
      10.       Capital Stock, Long-Term Debt, and Other        Capital Stock, Long-Term
                Securities..................................... Debt and Other Securities;
                                                                Capital Stock; General
                                                                Description of the Registrant;
                                                                General; Taxes; Outstanding
                                                                Securities;
      11.       Defaults and Arrears on Senior Securities...... Not Applicable
      12.       Legal Proceedings.............................. Not Applicable
      13.       Table of Contents of Statement of Additional
                Information.................................... Not Applicable


                                                               Statement of
    Part B                                                     Additional Infor-
   Item No.                                                    mation Caption
   --------                                                    -----------------
      14.       Cover Page.................................... Not Applicable
      15.       Table of Contents............................. Not Applicable
      16.       General Information and History............... General Description of the
                                                               Registrant; General
      17.       Investment Objective and Policies............. Not Applicable
      18.       Management.................................... Management
      19.       Control Persons and Principal Holders of
                Securities.................................... Control Persons
      20.       Investment Advisory and Other Services........ Management
      21.       Brokerage Allocation and Other Practices. . .  Not Applicable
      22.       Tax Status.................................... Tax Status; Taxation of the
                                                               Fund
      23.       Financial Statements.......................... Not Applicable



 Part C
Item No.
--------

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.


                                   PART A

ITEM 1.        COVER PAGE

        Not Applicable.

ITEM 2.        INSIDE FRONT AND OUTSIDE BACK COVER PAGE

        Not Applicable.

ITEM 3.        FEE TABLE AND SYNOPSIS

     1.  Expense Information

     Annual Expenses

        Management Fees........................................  0.55%
        Interest Payments on Borrowed Funds....................  2.46%
        Other Expenses.........................................  0.48%
        Total Annual Expenses..................................  3.49%

-----------------------------------------------------------------------------
                       Example       1 year     3 years   5 years   10 years
-----------------------------------------------------------------------------
You would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return:         $35.16     $107.08   $181.20   $376.50
-----------------------------------------------------------------------------


The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in BCT Subsidiary Inc. (the "Fund") will bear directly or indirectly.

"Other Expenses" are based on estimated amounts for the current fiscal year. The example above should not be considered a representation of future expenses, which may be higher or lower.

        2.  Not Applicable.

        3.  Not Applicable.

ITEM 4.        FINANCIAL HIGHLIGHTS

        Not Applicable.

ITEM 5.        PLAN OF DISTRIBUTION

        Not Applicable.

ITEM 6.        SELLING SHAREHOLDERS

        Not Applicable.

ITEM 7.        USE OF PROCEEDS

        Not Applicable.

ITEM 8.        GENERAL DESCRIPTION OF THE REGISTRANT


8.1. General. The Fund was incorporated under the laws of the State of Maryland on November 12, 1999, and is a diversified closed-end management investment company. The Fund was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Broad Investment Grade 2009 Term Trust Inc., incorporated under the laws of the State of Maryland on October 1, 1992 (the "BCT Trust").

8.2.  Investment Objective and Policies.

        The Fund's investment objective is to manage a portfolio of fixed income securities that will assist its parent company, BCT Trust, in returning $15 per Share (the initial public offering price per share of BCT Trust) to investors on or about December 31, 2009 while providing high monthly income. No assurance can be given that the Fund's investment objective will be achieved.

        The Fund will seek to achieve high monthly income by investing in
(i) Corporate Debt Securities rated at the time of investment at least BBB by S&P or Baa by Moody's, (ii) Mortgage-Backed Securities and Asset-Backed Securities rated AAA or AA by S&P or Aaa or Aa by Moody's at the time of investment, or (iii) with respect to each of the foregoing determined by the Adviser with respect to an aggregate of 20% of the Fund's total assets to be of equivalent credit quality. The Fund may also invest in other securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. In addition, the Fund will actively manage its assets in relation to market conditions, interest rate changes and the remaining term of the Fund.

        The Adviser will manage the Fund's assets so as to cause the dollar-weighted average maturity of the assets to shorten over time as the remaining term of the Fund decreases.

         The securities in which the Fund intends to invest are expected to be of the type included in "broad investment grade" bond indices published by major investment banking firms that cover a wide universe of fixed rate institutionally traded corporate, mortgage, U.S. Treasury and agency securities. The Adviser will use its discretion in determining the allocation of the Fund's assets among these securities, and the Fund's portfolio composition may not necessarily correlate with the relative percentages of the securities comprising the indices. In allocating among these sectors, the Adviser will consider a number of factors including the interest rate environment, mortgage prepayment trends, optional redemption provisions, credit quality and yields on securities relative to Treasury benchmarks.

        Corporate Debt Securities providing for payment of interest and principal are issued by U.S. and foreign corporate entities, are denominated in U.S. dollars and have maturities ranging from one month to 30 years or more. These securities typically have fixed or variable interest rates and a fixed maturity, which may be subject to redemption provisions.

        Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement. Under current market conditions, the Fund intends to invest approximately 40% of its assets in Mortgage-Backed Securities. See "Mortgage-Backed Securities".

        Zero Coupon Securities are debt obligations which do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero Coupon Securities may be created by separating the interest and principal components of securities (i) issued or guaranteed by the U.S. government or one of its agencies and instrumentalities, (ii) issued or guaranteed by Municipal Issuers or (iii) issued by private corporate issuers. The market prices of Zero Coupon Securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities having similar maturities and credit quality that do pay periodic interest.

        The Fund may also invest in Asset-Backed Securities, which have structural characteristics similar to Mortgage-Backed Securities but have underlying assets that are not mortgage loans or interests in mortgage loans, and up to 10% of its assets in non-U.S. dollar denominated debt securities. See "Asset-Backed Securities" and "Other Investment Practices -- Non-U.S. Securities".

        In addition, the Fund may utilize certain options, futures contracts, interest rate swaps and related transactions. Subject to applicable law, the Fund may invest up to 10% of its assets in money market funds advised by unaffiliated investment advisers if the Adviser determines that the return from or liquidity of such investments justifies the duplication of investment advisory fees and expenses paid to such money fund. For purposes of enhancing liquidity and/or preserving capital, on a temporary defensive basis, the Fund may invest without limit in securities issued by the U.S. government or its agencies and instrumentalities, repurchase agreements collateralized by such securities, or certificates of deposit, time deposits or bankers' acceptances. The Fund may also invest in Other Debt Securities, other debt obligations of corporate issuers, such as commercial paper and interest-bearing savings accounts of banks having assets greater than $1 billion and which are members of the Federal Deposit Insurance Corporation. The Fund does not intend, under normal circumstances, to invest more than 5% of its assets in any particular type of security other than Corporate Debt Securities, Mortgage- Backed Securities and Asset-Backed Securities (including derivatives), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and related repurchase agreements and hedging instruments and, in the later years of the Fund, Zero Coupon Securities.

        In general, the Fund's yield will be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

For purposes of both the foregoing and Item 8.3:

                         CORPORATE DEBT SECURITIES

        Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), certificates of deposit (unsecured borrowings by banks), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, which may be adjustable or fixed rate with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. Adjustable rate Corporate Debt Securities may have interest rate caps and floors as well as other features similar to those of Mortgage-Backed Securities. The majority of the Corporate Debt Securities in which the Fund will seek to invest will have no provisions for optional redemption by the issuer prior to maturity or will have at least a 10-year period prior to optional redemption by the issuer.

        The Fund expects that at the time of investment substantially all of its Corporate Debt Securities will be rated investment grade. The lowest investment grade rating for the securities in which the Fund intends to invest is "BBB" by S&P or "Baa" by Moody's. "BBB" securities (including those rated as low as BBB-) are considered by S&P "as having an adequate capacity to pay interest and repay principal. [Such securities] normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay." "Baa" securities (including those rated as low as Baa3) are considered by Moody's "as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such [securities] lack outstanding investment characteristics and in fact have speculative characteristics as well."

        The ratings of agencies such as Moody's and S&P represent their opinions as to the credit quality of the securities that they undertake to rate; the ratings are relative and subjective and are not absolute standards of quality. The Adviser's judgment as to the credit quality of a security may therefore differ from that suggested by the ratings published by a rating service. The policies of the Fund described herein as to ratings of investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of a security in the event Moody's or S&P downgrades its assessment of the credit characteristics of such security. In general, the Fund expects that no more than 5%, if any, of its assets will consist of securities whose ratings have been downgraded below investment grade.

        It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields while securities of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding securities will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

                         MORTGAGE-BACKED SECURITIES

        The following describes certain characteristics of Mortgage-Backed Securities. It should be noted that new types of Mortgage-Backed Securities are developed and marketed from time to time and that, consistent with its investment limitations, the Fund expects to invest in those new types of Mortgage-Backed Securities that the Adviser believes may assist the Fund in achieving its investment objective.

BACKGROUND

        Mortgage-Backed Securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the Mortgage-Backed Securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

YIELD CHARACTERISTICS

        The yield characteristics of Mortgage-Backed Securities differ from Corporate Debt Securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

        Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during the past two years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-Backed Securities and Asset-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

        The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest will include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

        Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

        Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

        Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

        Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES

        Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. See "Mortgage-Backed Securities-Types of Credit Support."

TYPES OF CREDIT SUPPORT

        Mortgage-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool.

        Examples of credit support arising out of the structure of the transaction include "senior- subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES

        Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

        In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

        The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.

STRIPPED MORTGAGE-BACKED SECURITIES

        Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

        SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's. See "Investment Objective and Policies".

CMO RESIDUALS

        Under Current market conditions the Fund does not expect to purchase CMO Residuals. CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

        The cash flow generated by the Mortgage Assets underlying a series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the Mortgage Assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the Mortgage Assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying Mortgage Assets in the same manner as an IO class of SMBS. As described above with respect to SMBS, in certain circumstances, the Fund may fail to recoup fully its initial investment in a CMO Residual. In addition, with respect to certain CMO Residuals, the Fund may be required to report taxable income in excess of the economic income derived therefrom. See "Taxation-Consequences of Certain Trust Investments".

        Since January 1, 1992, every newly-created CMO issuer must elect to be taxed as a Real Estate Mortgage Investment Conduit (a "REMIC"). See "Taxation". Ownership by the Fund of REMIC Residual Interests involves complex issues regarding taxation of the Fund and its shareholders. Accordingly, the Fund will not invest in REMIC Residual Interests, and thus the Fund will not acquire any CMO Residuals issued after January 1, 1992.

                          ASSET-BACKED SECURITIES

        The securitization techniques used to develop Mortgage-Backed Securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure ("Asset-Backed Securities"). The Fund may invest in these and other types of Asset-Backed Securities that may be developed in the future. Although under current market conditions the Fund will not purchase Asset-Backed Securities initially, if cost and yield considerations become favorable in the future the Fund will consider purchasing such securities and such securities may represent more than 5% of the Fund's assets in the later years of the Fund.

        In general, the collateral supporting Asset-Backed Securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments, although certain of the factors that affect the rate of prepayments on Mortgage-Backed Securities also affect the rate of prepayments on Asset-Backed Securities. However, during any particular period, the predominant factors affecting prepayment rates on Mortgage-Backed Securities and Asset- Backed Securities may be different. As with Mortgage-Backed Securities, Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See "Mortgage-Backed Securities --Types of Credit Support".

        Asset-Backed Securities present certain risks that are not presented by Mortgage-Backed Securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of Asset-Backed Securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related Asset-Backed Securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of Asset-Backed Securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

                           ZERO COUPON SECURITIES

        Zero Coupon Securities are debt obligations which do not entitle the holder to any periodic payments prior to maturity and therefore are issued and traded at a discount from their face amounts. There are currently two basic types of Zero Coupon Securities, those created by separating the interest and principal components of a previously issued interest-paying security and those originally issued in the form of a face amount only security with no payments prior to maturity. Zero Coupon Securities of the U.S. government and certain of its agencies and instrumentalities, foreign governments, private and tax exempt issuers, including state and local governments and certain of their agencies and instrumentalities, are currently available. Under current market conditions the Fund expects to invest only in Zero Coupon Securities of Municipal Issuers in amounts not exceeding 10% of its assets.

        Private issuers may issue Zero Coupon Securities directly. This type of security consists of a single payment due at the maturity of the security, with no amounts being paid during the life of the security.

        Zero Coupon Securities may also be issued by state and local governments and political subdivisions and instrumentalities thereof ("Municipal Issuers"). As with Treasury securities, investment banks may strip the securities of Municipal Issuers and sell the strips under proprietary names. The obligations of Municipal Issuers include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation systems, streets, and water and sewer works. They may also be issued for other public purposes such as the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.

        The two principal classifications of the debt obligations of Municipal Issuers are (i) "general obligation" bonds and (ii) "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facility or project or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy taxes. There are variations in the security and credit quality of municipal obligations, both within a particular classification and between classifications, depending on numerous factors. The yields and market values of municipal obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

        Because accrued income on Zero Coupon Securities of Municipal Issuers is generally not taxable to holders, Zero Coupon Securities of Municipal Issuers have lower yields than other Zero Coupon Securities. The accrued income on securities in which the Fund intends to invest will generally not be taxable to the Fund; however, when distributed to stockholders, the accrued income will be taxed in the same manner as other distributions. Any accrued income from Zero Coupon Securities of Municipal Issuers which is not distributed will increase the net asset value of the Fund's Shares. Tax-exempt income attributable to Zero Coupon Securities of Municipal Issuers and retained by the Fund is expected to constitute a portion of the liquidating distribution returned to investors at the end of the Fund's term. See "Dividends and Distributions".

        Zero Coupon Securities do not entitle the holder to any periodic payments prior to maturity and therefore are issued and trade at a discount from their face or par value. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero Coupon Securities can be sold prior to their due date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The market prices of Zero Coupon Securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-Zero Coupon Securities.

        Current federal income tax law requires a holder of a Zero Coupon Security to report as income each year the portion of the original issue discount on such security (other than tax- exempt original issue discount from a Zero Coupon Security of a Municipal Issuer) that accrues during that year even though the holder receives no cash payments during the year. Current federal income tax law also requires companies such as the Fund which seek to qualify for federal income tax treatment as regulated investment companies to distribute substantially all of their net investment income each year, including tax-exempt and non-cash income. See "Taxation". Accordingly, although the Fund will receive no payments on its Zero Coupon Securities prior to their maturity, it will be required, in order to maintain its desired tax treatment, to include in its distribution calculation the income attributable to its Zero Coupon Securities. See "Dividends and Distributions".

                           OTHER DEBT SECURITIES

        "Other Debt Securities" include debt securities other than Zero Coupon Securities issued by Municipal Issuers as well as advance refunded obligations of Municipal Issuers. An advance refunded security is one as to which the issuer has deposited funds with the trustee for such obligation; the trustee then applies the funds to purchase other securities which are intended to satisfy the obligations of the Municipal Issuer. The income from Other Debt Securities is generally exempt from federal taxation which generally causes such securities to have lower yields than taxable securities of comparable quality and maturity.

        The Fund may invest in Other Debt Securities and retain the net income thereon to the extent all net investment income regained by the Fund in any year is less than 10% of its total net investment income for that year. Such retained income, to the extent it consists of tax-exempt income, would not be taxable to the Fund; however, if distributed to stockholders, such income would be taxed in the same manner as other distributions. Any income from Other Debt Securities which is not distributed will increase the net asset value of the Fund's Shares. Tax- exempt income attributable to Other Debt Securities and retained by the Fund could constitute a portion of the liquidating distribution returned to investors as the end of the Fund's term. See " Dividends and Distributions".

        The Fund may invest in any of the securities described in this section although currently it does not expect that any of them will constitute more than 5% of its total assets at any time during the term of the Fund.


                         OTHER INVESTMENT PRACTICES

DURATION MANAGEMENT AND OTHER MANAGEMENT TECHNIQUES

        As a basic element of its overall investment strategy the Fund intends to use a variety of other investment management techniques and instruments. The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from trends in be debt securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Fund to use them successfully will depend on the Adviser's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Fund that arise from the use of Additional Investment Management Techniques will be covered by segregated liquid high grade assets or offsetting transactions, the Fund and the Adviser believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions, Futures contracts and options thereon are regulated by the Commodities Futures Trading Commission (be "CFTC") and have specific margin requirements described below and are not treated as senior securities.

        Interest Rate Transactions. The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will ordinarily use these transactions as a hedge or floor duration or risk management although it is permitted to enter into them to enhance income or gain. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

        The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

        Futures Contracts and Options on Futures Contracts. The Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Fund will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Fund may also enter into such transactions to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into for non-hedging purposes if at such time more than 5% of the Fund's net assets would be posted as initial or variation margin with respect to such non-hedging transactions.

        Calls on Securities, Indices and Futures Contracts. The Fund may sell or purchase call options ("calls") on U.S. Treasury securities, Corporate Debt Securities, Mortgage-Backed Securities, Asset-Backed Securities, Zero Coupon Securities, Other Debt Securities, indices, Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over- the-counter markets and futures contracts. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Fund the light to buy a security, futures contract or index at a fixed price. Calls on futures on U.S. Treasury securities, Mortgage- Backed Securities, Asset-Backed Securities, Corporate Debt Securities, Zero Coupon Securities, Other Debt Securities and Eurodollar instruments must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Fund's obligations pursuant to such instruments.

        Puts on Securities, Indices and Futures Contracts. The Fund may purchase put options ("puts") that relate to U.S. Treasury securities, Corporate Debt Securities, Mortgage-Backed Securities, Asset-Backed Securities, Zero Coupon Securities, Other Debt Securities and Eurodollar instruments (whether or not it holds such securities in its portfolio), indices or futures contracts. The Fund may also sell puts on U.S. Treasury securities, Corporate Debt Securities, Mortgage-Backed Securities, Asset-Backed Securities, Zero Coupon Securities, Other Debt Securities, Eurodollar instruments, indices or futures contracts on such securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument at a price higher than the current market price.

        Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Ordinarily, the Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked although it may utilize such investment to enhance income or gain.

        Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positioning for duration and risk management in order to maintain portfolio flexibility or to enhance income or gain.

        When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

        The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

        If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

        The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets and the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

        When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which typically occur monthly for mortgage-related securities, are not treated by the Fund as when- issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

        Appendix A contains further information about the characteristics, risks and possible benefits of Additional Investment Management Techniques and the Fund's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Adviser; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used.

LEVERAGE AND BORROWING

        The Fund is authorized to borrow money from banks or otherwise such that its borrowings combined with those of BCT Trust, are as much as 331/3% of the total assets of the Fund and BCT Subsidiary (including the amount borrowed), less all liabilities and indebtedness other than the bank or other borrowing. Under current market conditions, the Fund intends to borrow or obtain equivalent leverage in an amount equal to approximately 331/3% of the Fund's total assets. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions and share repurchases. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation.

        Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. Furthermore, if the Fund borrows on a short-term basis and invests the proceeds in long-term securities, an increase in interest rates could reduce or eliminate the interest rate differential usually available between short-term and long-term rates and could reduce the value of the Fund's securities, thereby exposing the Fund to adverse yields and risk of loss on disposition of its securities. The Fund may also borrow for emergency purposes, for the payment of dividends, for share repurchases or for the clearance of transactions.

        Because few or none of its assets will consist of margin securities, the Fund does not expect to borrow on margin. The Fund may also leverage by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as discussed below). Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchased them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, an approved custodian will segregate liquid, high grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its Fundee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, and will be considered as borrowings for purposes of the Fund's limitation on borrowing.

        The Fund may enter into dollar rolls in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls are treated by the Fund in the same manner as reverse repurchase agreements for leverage purposes.

        The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable subcustodian.

REPURCHASE AGREEMENTS

        The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of directors ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's board of directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

        The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

LENDING OF SECURITIES

        The Fund may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of the Fund's total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the American Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors.

        The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

RESTRICTED AND ILLIQUID SECURITIES

         Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over- the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. In no event will the Fund invest more than 20% of its assets in CMO Residuals and the total of all illiquid investments will not exceed 40% of the Fund's assets. Securities eligible for trading among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Fund if it concludes under procedures adopted by its Board of Directors that such securities are liquid.

NON-U.S. SECURITIES

        The Fund may invest up to 10% of its assets in non-U.S. dollar denominated securities. The Fund may also invest without limitation in U.S. dollar denominated debt securities of non- U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates (with respect to any foreign currency denominated securities), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since Eurodollar instruments are denominated or quoted in the U.S. dollar, changes in foreign currency exchange rates will not affect the value of such securities in the portfolio nor will such changes affect the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Securities denominated or quoted in currencies other than the U.S. dollar will have their value affected by changes in foreign currency exchange rates and such changes may affect unrealized appreciation or depreciation, although the Fund will attempt to hedge such risks. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

        There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets (other than Japan), while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the United States and settlement procedures are often not as regularized as in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States. The Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

        Interest income from non-U.S. securities may be subject to withholding taxes imposed by the country in which the issuer is located and the Fund will not be able to pass through to its stockholders foreign tax credits or deductions with respect to these taxes.

                           INVESTMENT LIMITATIONS

        The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:

               (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof,

               (2) invest 25% or more of the value of its total assets in any one industry;

               (3) issue senior securities (including borrowing money, including on margin if margin securities are owned) in excess of 331/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under interest rate swaps are not treated as senior securities;

               (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements;

               (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

               (6) invest for the purpose of exercising control over management of any company other than CMO issuers;

               (7) purchase real estate or interests therein other than Mortgage-Backed Securities and similar instruments;

               (8) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

               (9) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

8.3 Risk Factors. Investment in the Fund involves special considerations as the Fund is a closed-end investment company with no history of operations and invests in securities with special risk characteristics. For its investors, the Fund is intended to be a long-term investment and not a short-term trading vehicle.

        Corporate Debt Securities. The Fund intends to invest a portion of its assets in Corporate Debt Securities, the value of which generally varies inversely with changes in prevailing market interest rates. The Fund's yield will be affected by the yields on instruments in which the Fund invests. Corporate Debt Securities may be subject to optional redemption before their maturity by their issuers and the Fund may be subject to certain reinvestment risk in environments of declining interest rates. The Fund will attempt to reduce reinvestment risk by seeking to invest in Corporate Debt Securities the majority of which will have no provisions for optional redemption by the issuer of approximately December 31, 2009 prior to maturity or which have a minimum period to optional redemption by the issuer.

        The Fund expects that at the time of investment substantially all of its Corporate Debt Securities will be rated investment grade. The lowest grade rating for securities is "BBB" by S&P or "Baa" by Moody's. "BBB" securities (including those rated as low as BBB-) are considered by S&P "as having an adequate capacity to pay interest and repay principal. [Such securities] normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay." "Baa" securities (including those rated as low as Baa3) are considered by Moody's "as medium grade obligations, i.e., they are neither highly protected nor poor secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics as well." The Fund's ability to preserve principal is a function of, among other things, the ability of issuers of the fixed income securities in which the Fund invests to make timely payments of interest and principal and the ability of the Adviser to select and monitor such securities and to minimize the potential adverse impact of rating downgrades. In general, the Fund expects that no more than 5%, if any, of its assets will consists of securities whose ratings have been downgraded below investment grade.

        Mortgage-Backed Securities. The yield characteristics of Mortgage-Backed Securities differ from Corporate Debt Securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time without penalty. Prepayment rates are influenced by changes in current interest rates and a variety of other economic, geographic, social and other factors. In general, changes in the rate of prepayments on a Mortgage-Backed Security will change the yield to maturity of the security. As a result of usual prepayment patterns on Mortgage-Backed Securities, amounts available for reinvestment from such securities by the a Fund are likely to be greater during a period of relatively low interest rates and, therefore likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during the past two years as borrowers have refinanced higher rate mortgages into lower interest rate mortgages available in the marketplace. The Fund will attempt to reduce prepayment risk resulting from refinancings of underlying mortgages by purchasing pass-through Mortgage-Backed Securities newly issued by Ginnie Mae, Fannie Mae and Freddie Mac with coupon rates reflecting the current relatively low interest rate environment. Prepayments resulting from home sales generally are not affected by interest rates.

        The Fund intends to invest a portion of its assets in securities such as stripped Mortgage- Backed Securities and CMO Residuals, which are highly sensitive to changes in prepayment and interest rates. Under current market conditions, the Fund does not intend to invest in CMO Residuals, and under no circumstances will the aggregate of stripped Mortgage-Backed Securities and CMO Residuals exceed 20% of the Fund's assets. Under certain interest rate or prepayment rate scenarios, the Fund may fail to recoup fully its investment in such securities notwithstanding that such securities may be rated "AAA".

        Certain Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than the Corporate Debt Securities comprising the majority of the Fund's portfolio from decreases in interest rates. Asset-Backed Securities have yield considerations similar to Mortgage-Backed Securities.

        Dividend Considerations. The Fund's income and dividends paid by the Fund may decline to some extent over the term of the Fund due to the anticipated shortening of the dollar- weighted average maturity of the Fund's assets over the term of the Fund.

        Return of Initial Investment. The BCT Trust will seek to return $15 per BCT Trust Share to investors on or about December 31, 2009 by preserving capital through, among other things, active management of its portfolio. If the Fund realizes capital losses on dispositions of securities that are not offset by capital gains over the life of the Fund on the disposition of other securities, the Fund may be unable to distribute to the BCT Trust an amount sufficient to enable the BCT Trust, together with its own assets to distribute to its stockholders an amount equal to $15 for each BCT Trust Share outstanding on or about December 31, 2009.

        Leverage. The Fund is authorized to borrow funds and utilize leverage (including through reverse repurchase agreements and dollar rolls) in amounts not exceeding 33-1/3% of its total assets (including the amount borrowed) and under current market conditions intends to borrow or obtain equivalent leverage up to such amount. The use of leverage by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. In particular, if the Fund borrows on a short-term basis and invests the proceeds in long-term securities, an increase in interest rates may (i) reduce or eliminate the interest rate differential usually available between short-term and long-term rates and (ii) reduce the value of the Fund's long-term securities, thereby exposing the Fund to lower yields and risk of loss on disposition of its long-term securities. The Fund will only borrow or use leverage when the Adviser believes that such activities will benefit the Fund. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitation.

        As noted above, the Fund expects to engage in other investment management techniques such as reverse repurchase agreements and dollar rolls which provide leverage in much the same manner as borrowings but which are not considered to be borrowings or senior securities by the Securities and Exchange Commission (the "Commission") if investments therein are appropriately collateralized by high grade liquid assets of the Fund.

        Zero Coupon Securities. The market prices of Zero Coupon Securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities have similar maturities and credit quality which do pay periodic interest.

        Illiquid Securities. The Fund may invest in securities that lack an established secondary trading market or are otherwise considered illiquid, although under current market conditions it does not expect to do so. Liquidity of a security relates to the ability to easily dispose of securities and the price to be obtained, and does not necessarily relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

        Non-U.S. Securities. The Fund may invest up to 10% of its assets in non-U.S. dollar denominated debt securities although under current market conditions the Fund does not expect to invest in such securities. The Fund may also invest without limitation in U.S. dollar denominated debt securities of non-U.S. issuers. Investing in non-U.S. securities involves certain special risks including, among other factors, political and economic events in the countries where such issuers are located.

        Other Investment Management Techniques. The Fund may use various other investment management techniques that also involve special considerations including engaging in hedging transactions and short sales, selling listed and over-the-counter covered call options, making forward commitments, entering into repurchase agreements, investing in Eurodollar instruments, and lending its portfolio securities.

        Shares Unsecured. Although certain portfolio securities purchased by the Fund are collateralized by, or represent ownership interests in, specific assets, the Shares themselves are not so secured.


ITEM 9.        MANAGEMENT

        1.     General.

        (a) Board of Directors. The Directors set broad policies for the Fund and choose its officers. The Adviser manages the day-to-day operations of the Fund and supplies officers to the Fund for this purpose. The Fund has eight (8) directors. Under the bylaws, which the Directors may amend, the Directors shall consist at all times of no less than two (2) Directors, unless the Fund has three (3) or more stockholders during which time the number of Directors shall never be less than three (3), and no more than nine (9) Directors. No more than 60% of the Directors are "interested persons" of the Fund, as defined in the 1940 Act.

        (b) Investment Adviser. The Adviser, BlackRock Advisors Inc., is located at 400 Bellevue Parkway, Wilmington, Delaware 19809. The Advisor utilizes the resources of its subsidiary, BlackRock Financial Management, Inc. 345 Park Avenue, New York, New York 10154, for a portion of its services to the Fund. The Adviser and its affiliates currently serve as the investment advisor to institutional and individual fixed income and equity investors in the U.S. and overseas through a number of funds and separately managed accounts with combined total assets in excess of $165 billion as of December 31, 1999.

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Fund has retained the Adviser to manage the investment of its assets, to provide such investment research, advice and supervision, in conformity with its investment objective and policies, as may be necessary for the operations of the Fund. The Advisory Agreement was approved by the Directors on November 18, 1999 and by the Fund's sole shareholder on November 18, 1999 .

As compensation for its services rendered to the Fund, the Adviser will receive a Management Fee directly from the BCT Trust.

        (c) Portfolio Management. The Fund's portfolio manager will be the Adviser.


        (d) Administration Agreement. Under the Administration Agreement with the Fund, Princeton Administrators L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, administers the Fund's corporate affairs subject to the supervision of the Directors and furnishes the Fund with office facilities and ordinary clerical and bookkeeping services.

The Fund and BCT Trust will pay the Administrator a monthly fee based on their combined weekly net asset value computed at the per annum rate of
 .08%.

        (e) Custodian. State Street Bank & Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171 will serve as custodian for the Fund's portfolio securities and cash, and in such capacity, maintains certain financial and accounting books and records pursuant to agreements with the Fund. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions.

        (f) Expenses. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and the expense of services rendered by any employee of the Adviser in such employee's capacity as a Director or officer of the Fund.

ITEM 10.       CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

        1. Capital Stock. The Fund is authorized to issue up to 200 million shares of capital stock of all classes, all of which have a par value of one cent ($.01) per share. The shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders of the Fund do not have cumulative voting rights on the election of Directors and are entitled to one vote per share on all other matters subject to shareholder approval. When issued against payment therefor, the shares will be fully paid and non-assessable. No person has any liability for liabilities of the Fund by reason of owning shares.

        2.  Long Term Debt.  None.

        3.  General.  None.

        4. Taxes. The Fund and the Adviser intend to qualify the Fund as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code of 1986. In order to qualify as a RIC, the Fund must satisfy certain tests regarding the nature and distribution of its income and assets. If the Fund so qualifies, the Fund will not be subject to federal income tax on its net investment income and net short-term capital gain, if any, realized during any fiscal year to the extent that the Fund distributes such income and capital gains to shareholders. However, the Fund will be subject to federal and possibly state corporate income tax on any undistributed income other than tax exempt income from municipal Zero Coupon Securities. Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To the extent that the Fund realizes net capital gains, the Fund intends to distribute such gains at least annually and designate them as capital gain dividends. See Item 22 for additional information regarding Taxes.


        5.  Outstanding Securities.

                                                  Amount Held by     Amount Outstanding Exclusive
                               Amount         Registrant or for its    of Amount Shown Under
     Title of Class           Authorized              Account              Previous Column
    --------------       ------------------            ----                  ----------
     Voting Shares       200 million shares            None                  2,957,093 shares




        6.  Securities Ratings.

                      None.

ITEM 11.       DEFAULTS AND ARREARS ON SENIOR SECURITIES

        1.  None.

        2.  None.


ITEM 12.       LEGAL PROCEEDINGS

        None.

ITEM 13.       TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
               INFORMATION

        Not Applicable.



                                   PART B

ITEM 14.       COVER PAGE

        Not Applicable.

ITEM 15.       TABLE OF CONTENTS

        Not Applicable.

ITEM 16.       GENERAL INFORMATION AND HISTORY

        The Fund has no history. See Item 8 - General Description of the Registrant, for general information.

ITEM 17.       INVESTMENT OBJECTIVES AND POLICIES

Additional detail on BCT Trust's investment objectives and policies is provided in its Registration Statement filed with the SEC on June 18, 1993.

ITEM 18.       MANAGEMENT

The following individuals are the officers and Directors of the Fund. A brief statement of their present positions and principal occupations during the past five years is also provided.



                                                                      Principal Occupation
                                                                       During the Past Five
Name and Address              Title                               Years and Other Affiliations
----------------              -----                               ----------------------------
Andrew F. Brimmer             Director                President of Brimmer & Company, Inc., a Washington,
4400 MacArthur Blvd.,                                 D.C. based economic and financial consulting firm.
N.W.                                                  Director of CarrAmerica Realty Corporation and Borg-
Suite 302                                             Warner Automotive. Formerly member of the Board of
Washington, DC 20007                                  Governors the Federal Reserve System.  Formerly
Age:  73                                              Director of AirBorne Express, BankAmerica
                                                      Corporation (Bank of America), BellSouth Corporation,
                                                      College Retirement Equities Fund (Trustee),
                                                      Commodity Exchange, Inc. (Public Governor),
                                                      Connecticut Mutual Life Insurance Company, E.I.
                                                      duPont de Nemours & Company, Equitable Life
                                                      Assurance Society of the United States, Gannett
                                                      Company (publishing), MNC Financial Corporation
                                                      (American Security Bank), NMC Capital Management,
                                                      Navistar International Corporation (truck
                                                      manufacturing), andnUALaCorporationn(United
                                                      Airlines).

Richard E. Cavanagh           Director                President and Chief Executive Officer of The
845 Third Avenue                                      Conference Board, Inc., a leading global business
New York, NY 10022                                    membership organization, from 1995-present. Former
Age:  53                                              Executive Dean of the John F. Kennedy School of

                                                      Government at Harvard University from 1988-1995.
                                                      Acting Director, Harvard Center for Government
                                                      (1991- 1993). Formerly Partner (principal) of
                                                      McKinsey & Company, Inc. (1980-1988).  Former
                                                      Executive Director of Federal Cash Management,
                                                      White House Office of Management and Budget
                                                      (1977-1979).  Co-author, THE WINNING PERFORMANCE
                                                      (best selling management book published in 13
                                                      national editions).  Trustee, Wesleyan University,
                                                      Drucker Foundation, Educational Testing Services (ETS)
                                                      and Airplanes Group, Aircraft Finance Trust (AFT).
                                                      Director, Arch Chemicals (chemicals), Fremont Group
                                                      (investments) and The Guardian Life Insurance Company
                                                      of America (insurance).


Kent Dixon                    Director                Consultant/Investor. Former President and Chief
9495 Blind Pass Road                                  Executive Officer of Empire Federal Savings Bank of
Unit #602                                             America and Banc PLUS Savings Association, former
St. Petersburg, FL 33706                              Chairman of the Board, President and Chief Executive
Age: 62                                               Officer of Northeast Savings.  Former Director of ISFA
                                                      (the owner of INVEST, a national securities brokerage
                                                      service designed for banks and thrift institutions).

Frank J. Fabozzi              Director                Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT
858 Tower View Circle                                 and Adjunct Professor of Finance at the School of Management
New Hope, PA 18938                                    at Yale University. Director, Guardian Mutual Trusts Group.
Age: 51                                               Author and editor of several books on fixed income
                                                      portfolio management. Visiting Professor of Finance and
                                                      Accounting at the Sloan School of Management, Massachusetts
                                                      Institute of Technology from 1986 to August 1992.

Laurence D. Fink* **          Director                Chairman and Chief Executive Officer of BlackRock
Age:  47                                              Financial Management, Inc. BlackRock Advisors, Inc.
                                                      and BlackRock, Inc.  Formerly a Managing Director of
                                                      The First Boston Corporation, member of its
                                                      Management Committee, co-head of its Taxable Fixed
                                                      Income Division and head of its Mortgage and Real
                                                      Estate Products Group (December 1980-March 1988).
                                                      Currently, Chairman of the board and Director of each
                                                      of BlackRock Financial Management, Inc.'s Trusts and
                                                      Anthracite Capital, Inc.  Trustee of New York
                                                      University Medical Center, Dwight Englewood School,
                                                      National Outdoor Leadership School and Phoenix
                                                      House.  A Director of VIMRx Pharmaceuticals, Inc. and
                                                      Innovir Laboratories, Inc.

James Clayburn LaForce, Jr.   Director                Dean Emeritus of The John E. Anderson Graduate
P.O. Box 1595                                         School of Management, University of California since
Pauma Valley, CA 92061                                July 1, 1993.  Director, Jacobs Engineering Group, Inc.,
Age:  69                                              Rockwell International Corporation, Payden & Rygel
                                                      Investment Trusts (investment companies), Timken
                                                      Company (roller bearing and steel) and Motor Cargo
                                                      Industries (transportation).  Acting Dean of The
                                                      School of Business, Hong Kong University of Science and
                                                      Technology 1990-1993. From 1978 to September 1993, Dean
                                                      of The John E. Anderson Graduate School of Management,
                                                      University of California.

Walter F. Mondale             Director                Partner, Dorsey & Whitney, a law firm (December
220 South Sixth Street                                1996-present, September 1987-August 1993).  Formerly
Minneapolis, MN 55402                                 U.S. Ambassador to Japan (1993-1996).  Formerly Vice
Age:  71                                              President of the United States, U.S. Senator and
                                                      Attorney General of the State of Minnesota.  1984
                                                      Democratic Nominee for President of the United States.

Ralph L. Schlosstein* **      Director and            President of BlackRock Financial Management, Inc.
Age:  48                      President               BlackRock Advisors, Inc. and Black Rock, Inc.
                                                      Formerly a Managing Director of Lehman Brothers, Inc.
                                                      and co-head of its Mortgage and Savings Institutional
                                                      Group.  Currently President of each of the closed-end
                                                      funds in which BlackRock Advisors, Inc. acts as
                                                      investment adviser.  Trustee of Denison University and
                                                      New Visions for Public Education in New York City.
                                                      A Director of the Pulte Corporation and a member of
                                                      the Visiting Board of Overseers of the John F. Kennedy
                                                      School of Government at Harvard University.

Scott Amero                   Vice President          Managing Director of BlackRock Financial Management, Inc.
Age: 36                                               From 1985 to 1990, Vice President at the First Boston
                                                      Corporation in the Fixed Income Research Department.

Keith T. Anderson             Vice President          Managing Directors of BlackRock Advisors, Inc. since
Age:  40                                              February, 1988. Managing Director of BlackRock
                                                      Financial Management, Inc. since January 1991.
                                                      Director of BlackRock Financial Management, Inc.
                                                      from April 1988 to January 1991.  From February 1987
                                                      to April 1988, Vice President at The First Boston
                                                      Corporation in the Fixed Income Research Department.
                                                      Previously Vice President and Senior Portfolio Manager
                                                      at Criterion Investment Management Company (now
                                                      Nicholas-Applegate).

Henry Gabbay                  Treasurer               Managing Director of BlackRock Advisors, Inc. since
Age:  52                                              January, 1990.  Managing Director of BlackRock
                                                      Financial Management, Inc. since January 1990.
                                                      Director of BlackRock Financial Management, Inc.
                                                      from February 1989 to January 1990.  From September
                                                      1984 to February 1989, Vice President at The First
                                                      Boston Corporation.

Michael C. Huebsch            Vice President          Managing Director of BlackRock Financial
                                                      Management, Inc. since January 1991.  Director of
                                                      BlackRock Financial Management, Inc. from January
                                                      1989 to January 1991.  From July 1985 to January 1989,
                                                      Vice President at the First Boston Corporation in the
                                                      Fixed Income Research Department.

Robert S. Kapito              Vice President          Vice Chairman of BlackRock Advisors, Inc. since
Age:  42                                              March, 1988.  Vice Chairman of BlackRock Financial
                                                      Management, Inc. since March 1988.  Formerly Vice
                                                      President the First Boston Corporation in the Mortgage
                                                      Products Group (from December 1985 to March 1988).

James Kong                    Assistant Treasurer     Managing Director of BlackRock Financial
Age:  39                                              Management, Inc. since January 1996.  Director of
                                                      BlackRock Financial Management, Inc. from January
                                                      1993 to January 1996.  Vice President and Associate of
                                                      BlackRock Financial Management, Inc. from January
                                                      1991 and April 1989 to January 1993 and January 1991,
                                                      respectively.  From April 1987 to April 1989, Assistant
                                                      Vice President at The First Boston Corporation in the
                                                      CMO/ABO Administration Department.  Previously
                                                      affiliated with Deloitte Haskins & Sells (now Deloitte &
                                                      Touche LLP).

Karen H. Sabath               Secretary               Managing Director of BlackRock Advisors, Inc. since
Age:  34                                              January, 1993. Managing Director of BlackRock
                                                      Financial Management, Inc. since January 1993.  Vice
                                                      President and Associate of BlackRock Financial
                                                      Management, Inc. from January 1989 and August 1988
                                                      to January 1993 and January 1989, respectively.  From
                                                      June 1986 to July 1988, Associate at The First Boston
                                                      Corporation in the Mortgage Finance Department.
                                                      From August 1988 to December 1992, Associate Vice
                                                      President of BlackRock Advisers.

Richard M. Shea, Esq.         Vice President          Effective January 2000 Managing Director of
Age:  40                                              BlackRock Financial Management, Inc.  Director of
                                                      BlackRock Financial Management, Inc. from January
                                                      1996 to January 2000.  Vice President of BlackRock
                                                      Financial Management, Inc. from February 1993 to
                                                      January 1996.  From December 1988 to February 1993,
                                                      Associate Vice President and Tax Counsel at Prudential
                                                      Securities Incorporated.  From August 1984 to
                                                      December 1988, Senior Tax Specialist at Laventhol &
                                                      Horwath.

    *      Directors who are directors, officers or employees of the Adviser.
    **     Directors who may be deemed to be "interested persons" of the Fund.


Each Director (other than any Director who is a partner, director, officer or employee of the Adviser or any affiliate thereof or successor thereto) will receive no compensation for serving as Director of the Fund. Inasmuch as each Director is also a Director of the Trusts and the other closed-end investment companies in the BlackRock fund complex, it is anticipated that the aggregate annual compensation to each Director for service to investment companies in the BlackRock fund complex will be approximately $160,000. Each Director is entitled to one vote on each matter requiring the Directors to take any action or consent to the taking of any action. In all cases in which a Director vote is required, only the vote of the Directors present (whether in person or by telephone) and eligible to vote with respect to such matter will be taken into consideration in determining whether consent has been given or withheld. On each matter on which Directors vote, each Director may give or withhold his or her vote as he or she deems appropriate in his or her sole discretion.

Messrs. Fink, Schlosstein, Kapito, Gabbay, Kong, Sabath and Shea also serve in the same capacity as a director and/or officer, as the case may be, of each of the other closed end investment companies in the BlackRock fund complex. In addition, the Adviser or a subsidiary serves as investment adviser to the BlackRock open-end funds consisting of 7 Fund and 36 Portfolios, and serves as sub-adviser for one other company.

ITEM 19.       CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        1. The BCT Trust, which has offices at 345 Park Avenue, New York, New York 10154, owns 100% of the voting shares of the Registrant. The BCT Trust was incorporated under the laws of the State of Maryland on October 1, 1992.

        2.     See Item 19.1.

        3.     None.

ITEM 20.       INVESTMENT ADVISORY AND OTHER SERVICES

        1-6.   See Item 9 - Management.

        7. Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281- 1431. They will serve as independent auditors of the Fund and express an opinion on the financial statement based on the audit.

        8.     None.

ITEM 21.       BROKERAGE ALLOCATION AND OTHER PRACTICES

        1.     Not Applicable.

        2.     None.

        3.     Not Applicable.

        4.     None.

        5.     None.


ITEM 22.       TAX STATUS

The following discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP and, except as otherwise indicated, reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code") as of the date of this registration statement. In addition, the following discussion is a general summary of certain of the current federal income tax laws regarding the Fund and investors in the shares, and does not purport to deal with all of the federal income tax consequences or any of the state or other tax considerations applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Prospective investors should consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of investments in the Fund, including the effects of any changes, including proposed changes, in the tax laws.

Taxation of the Fund. The Fund and the Adviser intend to qualify the Fund as a RIC under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year to the extent that the Fund distributes such income and capital gains to shareholders.

In order to qualify as a RIC, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the value of the Fund's assets is represented by cash, United States government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer other than United States government securities or the securities of other RICs; and (c) distribute to its shareholders at least 90% of its net investment income (including tax-exempt interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). If for any other reason the Fund does not qualify as a RIC, the Fund will be taxable as an ordinary corporation which would have a material adverse effect on the Fund.

So long as the Fund qualifies as a RIC, the Fund will not be subject to federal tax on the income so distributed. However, the Fund would be subject to federal and possibly state corporate income tax (currently at a maximum federal tax rate of 35%) on any undistributed income other than tax-exempt income from municipal securities. Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the imposition of such tax, the Fund must distribute, in each calendar year, an amount at least equal to the sum of (a) 98% of the ordinary income for such calendar year; (b) 98% of the net capital gains for the one-year period ending on October 31 of such calendar year (unless the Fund has a fiscal year ending in November or December and irrevocably elects to use that fiscal year as the one-year period); and (c) 100% of all ordinary income and net capital gains from prior years that were not previously distributed. For purposes of the excise tax, any income or capital gains retained by, and taxed in the hands of, the Fund are treated as having been distributed.

Liquidating distributions which in the aggregate exceed a shareholder's basis in shares will be treated as gain from the sale of shares. If a shareholder receives in the aggregate liquidating distributions which are less than such basis, such shareholder will recognize a loss to that extent.

Dividends and other distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made. Any dividends declared by the Fund in October, November or December and made payable to shareholders of record in such a month will be taxable to shareholders as of December 31, provided that the dividend is paid in the following January.

If a shareholder purchases shares at a cost that reflects an anticipated dividend, such dividend will be taxable even though it represents economically in whole or in part a return of the purchase price.

The Fund will, within 60 days after the close of its taxable year, send written notices to its sole shareholder regarding the tax status of all distributions made during the year.

In general, if a share of the Fund is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller's adjusted basis in the share. Any gain or loss realized upon a sale of shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss, and will be long-term capital gain or loss if the shares were held for more than six months. However, any loss recognized by a shareholder within six months of purchasing the shares will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder and the shareholder's share of undistributed long-term capital gains. In addition, any loss realized on a sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

ITEM 23.       FINANCIAL STATEMENTS

        Not Applicable.


                                   PART C

ITEM 24.
        FINANCIAL STATEMENTS AND EXHIBITS

        (1)     Not Applicable.
        (2)    (a)  Articles of Incorporation.

               (b)  By-Laws.

               (c)  None.

               (d)  Form of Stock Certificate.

               (e)  None.

               (f)  None.

               (g)  Form of Investment Advisory Agreement.

               (h)  Form of Placement Agent Agreement.

               (i)  None.

               (j)  Form of Custodian Agreement.

               (k)  Form of Administration Agreement.

               (l)  Not Applicable.

               (m)  None.

               (n)  Not Applicable.

               (o)  Not Applicable.

               (p)  None.

               (q)  None.

               (r)  None.


ITEM 25.       MARKETING ARRANGEMENTS

        None.

ITEM 26.       OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

        Not Applicable.

ITEM 27.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        The Fund does not control any person.

ITEM 28.       NUMBER OF HOLDERS OF SECURITIES OF THE FUND

               Title of Class                Number of Record Holders
               --------------                ------------------------

               Voting Shares                                1


ITEM 29.       INDEMNIFICATION

Under the Fund's By-laws, the Fund agrees to indemnify the Directors or officers of the Fund (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of those Directors or officers who are directors, officers or employees of the Adviser ("Affiliated Indemnitees")), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Directors.

Further, pursuant to the Advisory Agreement, the Fund agrees to indemnify the Adviser and each of the Adviser's partners, officers, employees, agents, associates and controlling persons and the partners, officers, employees and agents thereof (including any individual who serves at the

Adviser's request as director, officer, partner, trustee or the like of another corporation)(each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above with respect to the services provided hereunder or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Directors.

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to the Directors and officers, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the Directors or officers in connection with the shares, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV filed under the Investment Advisors Act of 1940, as amended, incorporated herein by reference.

ITEM 31.       LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Fund are maintained in part at the office of the Adviser at 400 Bellevue Parkway, Wilmington, Delaware 19809, or its subsidiary, BlackRock Financial Management Inc., at 345 Park Avenue, New York, New York 10154, in part at the offices of the Custodian and in part at the offices of the Administrator, State Street Bank & Trust Company, with offices at One Heritage Drive, North Quincy, Massachusetts, 02121 and Princeton Administrators L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, respectively.

ITEM 32.       MANAGEMENT SERVICES

Except as described above in Item 9 - Management, the Fund is not a party to any management service related contract.

ITEM 33.       UNDERTAKINGS

        Not Applicable.



                                 SIGNATURES

               Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 17th day of February, 2000.

                                            BCT Subsidiary Inc.

                                           (Registrant)


                                            By   /s/ James Kong
                                                ----------------------------
                                                Title: Assistant Treasurer



                         SCHEDULE OF EXHIBITS TO FORM N-2

 Exhibit                                                                 Page
 Number                              Exhibit                             Number


Exhibit A      Articles of Incorporation......................................
Exhibit B      By-Laws........................................................
Exhibit C      None...........................................................
Exhibit D      Form of Stock Certificate......................................
Exhibit E      None...........................................................
Exhibit F      None...........................................................
Exhibit G      Form of Investment Advisory Agreement..........................
Exhibit H      Form of Placement Agent Agreement..............................
Exhibit I      None...........................................................
Exhibit J      Form of Custodian Agreement....................................
Exhibit K      Form of Administration Agreement...............................
Exhibit L      Not Applicable.................................................
Exhibit M      None...........................................................
Exhibit N      Not Applicable.................................................
Exhibit O      Not Applicable.................................................
Exhibit P      None...........................................................
Exhibit Q      None...........................................................
Exhibit R      None...........................................................